CASH, CASH EQUIVALENTS AND RESTRICTED CASH - Schedule of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents	$ 1,394,982	$ 1,472,423
Current portion of restricted cash	37,390	48,037
Non-current portion of restricted cash	130	129
Total cash, cash equivalents and restricted cash	$ 1,432,502	$ 1,520,589	$ 1,482,482	$ 1,741,592